STI CLASSIC FUNDS
Supplement dated August 24, 2007 to the
STI Classic Small Cap Quantitative Equity Fund
Prospectuses (A, C and I Shares)
dated August 1, 2007
On August 21, 2007, the Board of Trustees of the STI Classic Funds approved the liquidation and closing of the STI Classic Small Cap Quantitative Equity Fund (the “Fund”). The Fund expects to complete the liquidation and closing on or about September 28, 2007.
Effective immediately, the Fund will not accept purchase orders or exchanges into the Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.